Osterweis Institutional Equity Fund

Supplement dated November 20, 2015 to
Prospectus dated June 30, 2015, as supplemented

On November 6, 2015, the shareholders of the Osterweis Institutional Equity Fund voted in the affirmative to approve a new investment advisory agreement for the Osterweis Institutional Equity Fund effective January 1, 2016.  Although there were no changes to the fees and expenses table, in conjunction with that vote a new operating expenses limitation agreement will be effective as of the same date.

Accordingly, effective January 1, 2016, the following replaces the fees and expenses table and expense example on page 12 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver and/or Expense Reduction	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(1)	1.00%

(1)
Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 1.00% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least June 30, 2018. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Osterweis Institutional Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first two years only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $102	3 Years: $333	5 Years: $596	10 Years: $1,351

The following replaces the final paragraph on page 22 and the top of page 23 of the Prospectus:

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Institutional Equity Fund to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 1.00% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Expense Cap will remain in effect until at least June 30, 2018 for the Osterweis Institutional Equity Fund. The Expense Cap agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.

Please retain this Supplement with the Prospectus.

2

Osterweis Institutional Equity Fund

Supplement dated November 20, 2015 to
Statement of Additional Information dated June 30, 2015, as supplemented

On November 6, 2015, the shareholders of the Osterweis Institutional Equity Fund voted in the affirmative to approve a new investment advisory agreement for the Osterweis Institutional Equity Fund effective January 1, 2016.  Although there were no changes to the fees and expenses table, in conjunction with that vote a new operating expenses limitation agreement will be effective as of the same date.

Accordingly, effective January 1, 2016, the following replaces the first paragraph on page 36 of the Statement of Additional Information:

With respect to the Osterweis Institutional Equity Fund, the Adviser has contractually agreed to reduce fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 1.00% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least June 30, 2018 for the Osterweis Institutional Equity Fund, and may continue thereafter for an indefinite period, as determined by the Board. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Please retain this Supplement with the Statement of Additional Information.